Exhibit 10.15

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT NO. 201004-010	Date: April 15, 2010

WARRANT TO PURCHASE COMMON STOCK

AutoGenomics, Inc., a Delaware corporation (the “Company”), hereby certifies that Terrance A. Noonan (the “Holder”), is entitled to purchase, on the terms and conditions contained herein, 28,400 fully paid, validly issued and nonassessable shares (the “Warrant Shares”) of common stock, no par value, of the Company (the “Common Stock”), at an initial exercise price of $7.00 per Warrant Share (the “Exercise Price”). This Warrant has been approved by the Board of Directors of the Company and is issued pursuant to the terms of that certain Subscription Agreement, dated as of the date hereof, by and between the Company and the Holder (the “Subscription Agreement”). The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 2 below.

This Warrant is subject to the following terms and conditions:

1. Exercisability and Exercise.

1.1 Method of Exercise. This Warrant may be exercised in whole at the option of the Holder at any time and from time to time from the one (1) year anniversary of the date hereof through and including the five (5) year anniversary of the date hereof (the “Exercise Period”), by delivering to the Company payment of the aggregate Exercise Price for the Warrant Shares being purchased by check or wire transfer, together with an executed Notice of Exercise in the form attached as Exhibit I hereto.

1.2 Effectiveness of Exercise; Procedure. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Holder delivers the Notice of Exercise to the Company together with payment of the Exercise Price and satisfies all of the requirements of this Section 1. Upon such exercise, the Holder will be deemed a shareholder of record of the Warrant Shares with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time by the transfer agent of the Company by crediting the account of the Holder’s broker with The Depositary Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified in the Notice of Exercise. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Holder shall be entitled, at its option, to receive either (a) a cash payment equal to the excess of the fair market value, as determined by the Board of Directors of the Company in good faith, for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder) or (b) a whole share if the Holder tenders the Exercise Price for one whole share.

2. Adjustments.

2.1 Reorganizations, Mergers, Recapitalizations and Reclassifications.

(a) Change of Control. If at any time a Change of Control (as defined below) occurs and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant (and this Warrant shall thereafter be exercisable only for) the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Change of Control. In case of any such Change of Control, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of the Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.1(a). For purposes of this Section 2.1(a), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption. The foregoing provisions of this Section 2.1(a) shall similarly apply to any successive Change of Control. As used in this Warrant, a “Change of Control” shall mean (i) a transaction or series of transactions (other than an offering of common stock of the Company to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or (ii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (A) a merger, consolidation, reorganization or business combination, (B) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (C) the acquisition of assets or stock of another entity, in each case other than a transaction (1) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Successor Entity (as defined below)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (2) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.1(a)(ii)(C)(2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction. As used in this Section 2.1(a)(ii)(C), the “Successor Entity” shall mean, as applicable, the Company or the person that, as a result of the Change of Control, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company.

(b) Other Events. If, at any time after the date of this Warrant, (i) the outstanding shares of Common Stock issuable upon exercise of this Warrant are changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization or reclassification which does not constitute a Change of Control, or (ii) the number of outstanding shares of such Common Stock is changed through a stock split, reverse stock split, stock dividend, stock consolidation or similar capital adjustment, an appropriate adjustment shall be made by the Board, if necessary, in the Exercise Price and in the number or kind of shares into which this Warrant is exercisable. In making such adjustments, or in determining that no such adjustments are necessary, the Board may rely upon the advice of counsel and accountants to the Company.

2.2 Notice of Adjustment. Upon the occurrence of each adjustment or readjustment of the Exercise Price or the number and kind of securities into which this Warrant is exercisable, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a certificate setting forth (i) the

Exercise Price then in effect and (ii) the number and kind of shares of capital stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Reservation of Stock. The Company shall at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4. Notices of Record Date, etc. In the event the Company shall take a record of the holders of any of its Common Stock for the purpose (a) of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; (b) of any capital reorganization of the Company, any reclassification of the stock of the Company or any Change of Control; or (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (x) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (y) the effective date on which such reorganization, reclassification, consolidation, Change of Control, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock of the Company shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, Change of Control, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

5. Exchange of Warrant. Upon the surrender by the Holder, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder may direct, without charge for any issuance or transfer tax or other cost incurred by the Company, calling in the aggregate on the face or faces thereof for the number of shares of capital stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant. The Company will at no time close its transfer books against the transfer of the Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

6. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

7. Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company. However, as a condition to such transfer, either (a) this Warrant must be registered under the Securities Act of 1933, as amended (the “Act”), and all applicable state securities laws with respect thereto or (b) the Company must first be furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Act.

8. Miscellaneous.

8.1 Expiration. This Warrant shall expire at the close of business on the date which is four (4) years from the date hereof.

8.2 Restrictive Legend. This Warrant, any Warrant issued upon transfer of this Warrant and the shares of Common Stock issued upon exercise of this Warrant shall be imprinted with substantially the following legend, in addition to any legends required under applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

8.3 No Voting Rights. Nothing contained in this Warrant shall be construed as conferring upon Holder by virtue of holding this Warrant (i) the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter, (ii) the right to receive dividends or (iii) any other rights as a shareholder of the Company.

8.4 Compliance with Securities Laws. Holder agrees to exercise and transfer (to the extent permitted pursuant to Section 7 hereof) this Warrant in compliance with all applicable federal and state securities laws and agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance, including, without limitation, the execution and delivery of one or more documents as requested by the Company representing as to certain matters and acknowledging the restricted nature of the Common Stock to be issued.

8.5 Modification And Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

8.6 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

8.7 Successors and Assigns. This Warrant shall be binding upon any successors or assigns of the Company.

8.8 Notices. All notices, requests, consents and demands with respect to this Warrant shall be made in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 2251 Rutherford Road, Carlsbad, CA 92008, and to Holder at the applicable address set forth on the applicable signature page to the Subscription Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

8.9 Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the jurisdiction of incorporation of the Company, without regard to its principles of choice of law.

[ Signature Page to Warrant to Purchase Common Stock ]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first above written.

AUTOGENOMICS, INC.

By:	/s/ Fareed Kureshy
Fareed Kureshy,
Its President and CEO

Schedule to Exhibit 10.15

The following common stock warrants are substantially identical in all material respects to the representative warrant to which this schedule is attached and which is filed as an exhibit to AutoGenomics, Inc.’s registration statement on Form S-1 (the “Registration Statement”), except as to the parties thereto, dates of issuance, number of warrant shares, exercise prices and expiration dates set forth below. These other common stock warrants are not being filed with the Registration Statement, pursuant to Instruction 2 to Item 601 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Number	Holder	Date of Issuance	Warrant Shares	Exercise Price (per share)	Expiration Date
201004-001	Levin Family Revocable Trust	April 15, 2010	42,600	$5.00	April 15, 2015
201004-002	Heiligbrodt Family Partnership	April 15, 2010	142,000	$5.00	April 15, 2015
201004-003	Kentor Trust U/A dated 9/18/2002	April 15, 2010	71,000	$5.00	April 15, 2015
201004-004	God’s Gift	April 15, 2010	142,000	$5.00	April 15, 2015
201004-005	Belmont Insurance Company, Inc.	April 15, 2010	28,400	$5.00	April 15, 2015
201004-006	Argus Reinsurance, Ltd.	April 15, 2010	71,000	$5.00	April 15, 2015
201004-007	Strader Family Trust dated April 25, 2005	April 15, 2010	28,400	$5.00	April 15, 2015
201004-008	Bubalo Family Trust	April 15, 2010	28,400	$5.00	April 15, 2015
201004-009	Testman Trust	April 15, 2010	14,200	$5.00	April 15, 2015
201004-010	Terrence A. Noonan	April 15, 2010	7,100	$5.00	April 15, 2015
201004-011	Laurence M Demers	April 15, 2010	14,200	$5.00	April 15, 2015
201004-012	Zurlo Investment Trust	April 15, 2010	14,200	$5.00	April 15, 2015
201004-013	Kentor Trust U/A Trust dated 9/18/2002	April 15, 2010	14,200	$5.00	April 15, 2015
201004-014	Linda Formo Brandes Trust	April 15, 2010	71,000	$5.00	April 15, 2015
201004-015	AR Properties	April 15, 2010	284,000	$5.00	April 15, 2015
201004-016	Helen Lovaas 2006 Irrevocable Trust FBO Theresa Bell	April 15, 2010	14,200	$5.00	April 15, 2015
201004-017	Helen Lovaas 2006 Irrevocable Trust FBO Cindy Westwood	April 15, 2010	14,200	$5.00	April 15, 2015
201004-018	Helen Lovaas 2006 Irrevocable Trust FBO Kathy Redenius	April 15, 2010	14,200	$5.00	April 15, 2015
201004-019	Helen Lovaas 2006 Irrevocable Trust FBO Daniel Lovaas	April 15, 2010	14,200	$5.00	April 15, 2015
201004-020	Helen Lovaas 2006 Irrevocable Trust FBO Frank Bartlett	April 15, 2010	14,200	$5.00	April 15, 2015

Number	Holder	Date of Issuance	Warrant Shares	Exercise Price (per share)	Expiration Date
201004-021	Helen Lovaas 2006 Irrevocable Trust Trust FBO Christine Fennell	April 15, 2010	14,200	$5.00	April 15, 2015
201004-022	Ulrich Frindt Family Trust U/T/A dated October 31, 2002	April 15, 2010	14,200	$5.00	April 15, 2015
201004-023	Jason Livingston & Paula Livingston Community Property	April 15, 2010	28,400	$5.00	April 15, 2015
201004-024	R & E Lunn Revocable Trust dated March 10, 2004	April 15, 2010	14,200	$5.00	April 15, 2015
201004-025	Levin Family Revocable Trust dated February 22, 2007	April 15, 2010	28,400	$5.00	April 15, 2015
201004-026	Rue Family Trust	April 15, 2010	71,000	$5.00	April 15, 2015
201004-027	IAS Management, LLC	April 15, 2010	71,000	$5.00	April 15, 2015
201004-028	Cyndy Reinking	April 15, 2010	71,000	$5.00	April 15, 2015
201004-029	Joseph P. Sullivan	April 15, 2010	2,840	$5.00	April 15, 2015
201004-030	Harold F. McGrath, Trustee of the McGrath Family Trust	April 15, 2010	42,600	$5.00	April 15, 2015
201004-031	Van Fleet Family Trust	April 15, 2010	14,200	$5.00	April 15, 2015
201004-033	Thomas R. Testman	April 15, 2010	15,620	$5.00	April 15, 2015
201011-001	National Healthcare Services	March 30, 2009	142,000	$3.00	January 31, 2016
201011-002	National Healthcare Services	June 26, 2009	142,000	$3.00	January 31, 2016
201011-003	National Healthcare Services	December 8, 2009	142,000	$3.00	January 31, 2016
201011-004	National Healthcare Services	September 9, 2008	142,000	$3.00	January 31, 2016
201012-001	Laurence M. Demers	December 20, 2010	30,000	$3.00	December 20, 2015
201012-002	The Testman Trust	December 21, 2010	30,000	$3.00	December 31, 2015
201012-003	William Davidson	December 30, 2010	30,000	$3.00	December 31, 2015
201101-001	AR Properties	January 12, 2011	30,000	$3.00	December 31, 2015
201101-002	James Mamakos	January 21, 2011	30,000	$3.00	December 31, 2015
201102-001	Lauro Administrative Trust U/T/D dated May 9, 1980	February 28, 2011	30,000	$3.00	December 31, 2015
201102-002	The Testman Trust U/A Dtd 07/27/1982	February 22, 2011	15,000	$3.00	December 31, 2015
201102-003	Thomas Reise	February 23, 2011	15,000	$3.00	December 31, 2015

Number	Holder	Date of Issuance	Warrant Shares	Exercise Price (per share)	Expiration Date
201103-001	Roger Ian MacFarlane	March 22, 2011	60,000	$3.00	March 31, 2016
201103-002	Rukhsana N. Bukhari	March 30, 2011	30,000	$3.00	March 31, 2016
201105-001	The Testman Trust	May 3, 2011	30,000	$3.00	May 31, 2016
201105-002	A R Properties	May 17, 2011	60,000	$3.00	May 31, 2016
201108-001	Tregales Group Ltd	August 8, 2011	1,300,000	$3.00	August 8, 2016
201012-001	Laurence M. Demers	December 20, 2010	30,000	$3.00	December 20, 2015
201012-002	The Testman Trust	December 21, 2010	30,000	$3.00	December 31, 2015
201012-003	William Davidson	December 30, 2010	30,000	3.00	December 31, 2015
201101-001	AR Properties	January 12, 2011	30,000	$3.00	December 31, 2015
201101-002	James Mamakos	January 21, 2011	30,000	$3.00	December 31, 2015
201102-001	Lauro Administrative Trust U/T/D dated May 9, 1980	February 28, 2011	30,000	$3.00	December 31, 2015
201102-002	The Testman Trust U/A Dtd 07/27/1982	February 22, 2011	15,000	$3.00	December 31, 2015
201102-003	Thomas Reise	February 23, 2011	15,000	$3.00	December 31, 2015
201103-001	Roger Ian MacFarlane	March 22, 2011	60,000	$3.00	March 31, 2016
201103-002	Rukhsana N. Bukhari	March 30, 2011	30,000	$3.00	March 31, 2016
201105-001	The Testman Trust	May 3, 2011	30,000	$3.00	May 31, 2016
201105-002	A R Properties	May 17, 2011	60,000	$3.00	May 31, 2016